Exhibit 99.1

Petrolia Energy Issues Letter to Stockholders

HOUSTON, TX – March 15, 2023 – Petrolia Energy Corporation (the “Company”), an oil and gas exploration and production company, today released the following letter to shareholders:

March 15, 2023

Shareholders of Petrolia Energy Corporation,

At Petrolia Energy Corporation, we believe in transparency and accountability, and we take our responsibilities to our shareholders seriously. We are proud of the progress we have made since the October 25, 2021 change of control and the resilience we have shown as a company, as we continue to face challenging circumstances.

The Board of Directors of Petrolia Energy Corporation is currently focusing its efforts on five objectives: 1) protecting the interest of all shareholders of Petrolia Energy Corporation, 2) working to become current in our Securities and Exchange Commission filings with the goal of re-registering our common stock under Section 12 of the Exchange Act of 1934, as amended, in the future, and hopefully obtaining a symbol to quote our common stock on the OTCQB Market, 3) optimizing the value of the Company’s Utikuma asset through taking operational control of the asset, or divesting its non-operated position, 4) managing our corporate debt load to a sustainable level, and 5) persevering in resolving the corporate litigation in the United States and Canada.

We are currently subject to ongoing litigation with Zel Khan (aka Faisal Chaudhary), former CEO and Director of Petrolia Energy Corporation and Quinten Beasley, former Senior Vice President and Director of Petrolia Canada Corporation, and their related entity. The outcome of the litigation is currently unknown; however, the Company disputes Mr. Khan’s and Mr. Beasley’s counterclaims and the allegations of the Intervenors in the litigation matter and intends to defend the matter vigorously, while also continuing to seek all damages which it is due.

In October 2021, the Board of Directors of Petrolia Energy Corporation issued one share of its Series B Preferred Stock to each of the three members of its then Board of Directors. Such shares of Series B Preferred Stock vote in aggregate sixty percent (60%) of the total vote on all shareholder matters, voting separately as a class. It is anticipated that the Series B Preferred shares will be retired once the litigation against Defendants Zel Khan, Quinten Beasley and Jovian Petroleum has been settled.

It is expected that we will file our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 this month, as we also begin the process of preparing our Annual Report on Form 10-K for the year ended December 31, 2022. We are proud of the progress we have made in getting current with our SEC filings since the change of control in October 2021.

Effective January 28, 2022, the Securities and Exchange Commission (“Commission”) issued an Order Instituting Proceedings (“OIP”) pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), due to the Company’s historic failure to timely file required periodic reports. The Company is also engaged in an ongoing administrative proceeding with the Commission seeking to prevent the termination of the registration of our common stock under Section 12 of the Exchange Act.

WWW.PETROLIAENERGY.COM	710 N. POST OAK ROAD, SUITE 400, HOUSTON, TX 77024

We remain confident in our ability to weather the current challenges and to emerge stronger and more resilient. We encourage all shareholders to follow our progress by reviewing our SEC filings. They can be found on our website at https://www.petroliaenergy.com/ under “Investor Relations” – “SEC Filings” and at www.sec.gov.

Regards,

James Burns	Leo Womack	Ivar Siem	Mark Allen
Chairman of the Board	Director	Director	Chief Executive Officer

Cautionary Statement Regarding Forward Looking Statements

This press release may contain forward-looking statements, including information about management’s view of Petrolia Energy Corporation’s future expectations, plans and prospects, within the meaning of the federal securities laws. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Petrolia Energy Corporation and its subsidiaries to be materially different than those expressed or implied in such statements. The forward-looking statements include projections and estimates of the Company’s corporate strategies, future operations, development plans and programs, including the costs thereof. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the volatility of oil and natural gas prices, our success in estimating, developing and replacing oil and natural gas reserves, risks of our operations not being profitable or generating sufficient cash flow to meet our obligations; risks relating to the future price of oil and natural gas; risks related to the status and availability of oil and natural gas gathering, transportation, and storage facilities; risks related to changes in the legal and regulatory environment governing the oil and gas industry, and new or amended environmental legislation and regulatory initiatives; risks related to the need for additional capital to complete future acquisitions, conduct our operations, and fund our business on favorable terms, if at all, the availability of such funding and the costs thereof; risks associated with illiquidity and volatility of our common stock; risks associated with the termination of the registration of our common stock under Section 12 of the Exchange Act and our ability to register our common stock pursuant to Section 12 of the Exchange Act in the future and/or obtain quotations for our common stock on the OTCQB Market or pinksheets; the outcome of pending and future litigation matters; inflationary risks and recent increased interest rates, and the risks of recessions and economic downturns caused thereby; risks related to military conflicts in oil producing countries; changes in economic conditions; the availability and demand for alternative energy sources; regulatory changes, including those related to carbon dioxide and greenhouse gas emissions; and others that are included from time to time in filings made by Petrolia Energy Corporation with the Securities and Exchange Commission, many of which are beyond our control, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Petrolia Energy Corporation’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Petrolia Energy Corporation cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

WWW.PETROLIAENERGY.COM	710 N. POST OAK ROAD, SUITE 400, HOUSTON, TX 77024